SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of June 3, 2015, is by and among Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, "Agent"), the lenders party hereto (individually, each a "Lender" and collectively, "Lenders"), PolyOne Corporation, an Ohio corporation (the "Parent"), GLS International, Inc., an Illinois corporation ("GLS"), NEU Specialty Engineered Materials, LLC, an Ohio limited liability company ("NEU", and together with Parent and GLS, each individually a "US Borrower" and collectively, "US Borrowers"), PolyOne Canada Inc., a federally incorporated Canadian corporation ("PolyOne Canada" or "Canadian Borrower", and, together with US Borrowers, each individually a "Borrower" and collectively, "Borrowers"), PolyOne LLC, a Delaware limited liability company ("PO LLC"), Polymer Diagnostics, Inc., an Ohio corporation ("Polymer"), Conexus, Inc., a Nevada corporation ("Conexus"), M.A. Hanna Asia Holding Company, a Delaware corporation ("Hanna"), The ColorMatrix Corporation, an Ohio corporation ("CMC"), ColorMatrix Holdings, Inc., a Delaware corporation ("CM Holdings"), Chromatics, Inc., a Connecticut corporation ("Chromatics"), ColorMatrix Group, Inc., a Delaware corporation ("CM Group"), ColorMatrix – Brazil, LLC, an Ohio limited liability company ("CM Brazil"), Gayson Silicone Dispersions, Inc., an Ohio corporation ("Gayson"), Glasforms, Inc., a California corporation ("Glasforms"), PolyOne Designed Structures and Solutions LLC, a Delaware limited liability ("PolyOne DSS"), Franklin-Burlington Plastics, Inc., a Delaware corporation ("Franklin"; and, together with each of PO LLC, Polymer, Conexus, Hanna, CMC, CM Holdings, Chromatics, CM Group, CM Brazil, Gayson and PolyOne DSS, each individually a "US Guarantor" and collectively, "US Guarantors"), and PolyOne DSS Canada Inc., a federally incorporated Canadian corporation ("DSS Canada, Inc." and "Canadian Guarantor"; and together with the US Guarantors, each individually a "Guarantor" and collectively, "Guarantors").
WHEREAS, Borrowers, Guarantors, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, the Loan Parties have requested, and Agent and the Lenders have agreed, subject to terms and conditions hereof, to amend the Credit Agreement as more fully described below;
NOW, THEREFORE, for and in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. For purposes of this Amendment, all terms used herein and not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.

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2.    Amendments. In reliance upon the representations and warranties of the Loan Parties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a)    Section 6.7 of the Credit Agreement is hereby amended by (i) deleting the reference to "clause (r)" set forth in sub-clause (v) thereof and inserting a reference to "clause (t)" in lieu thereof; (ii) deleting the word "or" at the end of clause (vii) thereof and inserting a comma in lieu thereof, (iii) deleting the period at the end of clause (viii) thereof and inserting the word "or" in lieu thereof, and (iv) adding the following new clause (ix) immediately thereafter:
(ix) any restrictions imposed by any agreement related to Refinancing Indebtedness constituting Permitted Indebtedness, to the extent such restrictions are not more restrictive, taken as a whole, than the restrictions contained in this Agreement and in any event permit Liens on the Collateral to secure the Obligations.
(b)    Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.15    2020 Notes and Current Notes. Permit or give rise to any Indebtedness or obligation that will require the granting of a Lien to holders of the 2020 Notes, the Current Notes, any Refinancing Indebtedness with respect to the 2020 Notes, the Current Notes or any subsequent Refinancing Indebtedness relating thereto.
(c)    The definition of the term "Existing Note Secured Debt Limit" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Existing Note Secured Debt Limit" means, (a) at any time prior to any refinancing of the 2020 Notes in accordance with the terms of the Agreement, the amount of any Indebtedness that may be secured by Permitted Liens (as defined in the 2020 Note Indenture) up to the amounts set forth in clause (i) of such definition thereof (it being understood that as of the Closing Date, the only such limitation that is applicable to the Indebtedness under the Agreement is set forth in Section 4.12 of the 2020 Note Indenture), and (b) at any time on or after the refinancing of the 2020 Notes in accordance with the terms of the Agreement (or any subsequent Refinancing Indebtedness relating thereto), any similar limit in any documentation evidencing such Refinancing Indebtedness which either (i) restricts the amount of Indebtedness or other obligations that may be secured by Permitted Liens or (ii) which, upon incurring Indebtedness or other obligations in excess of a certain amount, would require the granting of a Lien to the holders of such Refinancing Indebtedness.

(d)    Clause (f) of the definition of the term "Unrestricted Subsidiary" contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
(f) such Subsidiary shall have been or will promptly be designated an "unrestricted subsidiary" (or otherwise not be subject to the covenants) under the 2015 Notes, the 2020 Notes, the Current Notes and any Refinancing Indebtedness with respect to any of the foregoing (or any subsequent Refinancing Indebtedness relating thereto), if applicable, and
3.    Reaffirmation and Confirmation. Each Loan Party party hereto hereby (i) ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally) and collectible obligations of such Loan Party, (ii) reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant of security interest contained therein, in each case as amended, supplemented or modified prior to or as of the date hereof, and (iii) acknowledges and agrees that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.
4.    Representations and Warranties. In order to induce Agent and Required Lenders to enter into this Amendment, each Loan Party represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
(a)    all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality of dollar thresholds in the text thereof) on and as of the date of this Amendment (except to the extent any representation or warranty expressly related to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing; and
(c)    this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

5.    Condition to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:
(a)    Agent shall have received a copy of this Amendment executed by Agent, Required Lenders and the Loan Parties; and
(b)    Borrowers shall have paid (or concurrently with the effectiveness of the Amendment shall pay) all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment for which Borrowers have received an invoice prior to the date hereof.
6.    Miscellaneous.
(a)    Expenses. Borrowers agree to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.
(b)    Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original Amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or this Amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.
7.    Release.
(a)    Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)    Complete Defense. Each Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Release Unconditional. Each Borrower and each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

U.S. BORROWERS:

POLYONE CORPORATION

/s/ Scott J. Leffler
Name: Scott J. Leffler
Title: Vice President and Treasurer

GLS INTERNATIONAL, INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

NEU SPECIALTY ENGINEERED MATERIALS, LLC

/s/ Robert K. James
Name: Robert K. James
Title: Assistant Secretary

CANADIAN BORROWER:

POLYONE CANADA INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

Signature Page to Second Amendment to Amended and Restated Credit Agreement

GUARANTORS:

M.A. HANNA ASIA HOLDING COMPANY

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

POLYONE LLC

/s/ Robert K. James
Name: Robert K. James
Title: Manager

CONEXUS, INC.
POLYMER DIAGNOSTICS, INC.
COLORMATRIX GROUP, INC.
COLORMATRIX HOLDINGS, INC.
THE COLORMATRIX CORPORATION
CHROMATICS, INC.
GAYSON SILICONE DISPERSIONS, INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

COLORMATRIX - BRAZIL, LLC

By	The ColorMatrix Corporation, its sole member

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

GLASFORMS, INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

POLYONE DESIGNED STRUCTURES AND SOLUTIONS LLC

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

Signature Page to Second Amendment to Amended and Restated Credit Agreement

FRANKLIN-BURLINGTON PLASTICS, INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

POLYONE DSS CANADA INC.

/s/ Robert K. James
Name: Robert K. James
Title: Secretary

Signature Page to Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and a Lender

/s/ Melissa Provost
Name: Melissa Provost
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

/s/ Carmela Massari
Name: Carmela Massari
Title: Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

/s/ Charles Fairchild
Name: Charles Fairchild
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

/s/ David Lawrence
Name: David Lawrence
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Lender

/s/ John P. Rehob
Name: John P. Rehob
Title: VP & Principal Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

/s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

HSBC BANK USA, N.A., as a Lender

/s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

/s/ Paul H.Steiger
Name: Paul H. Steiger
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

/s/ Carrie Light
Name: Carrie Light
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

PNC BANK CANADA BRANCH, as a Lender

/s/ Michael Etienne
Name: Michael Etienne
Title: Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

THE HUNTINGTON BANK, as a Lender

/s/ Dennis Hatvany
Name: Dennis Hatvany
Title: Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

CITIZENS BUSINESSCAPITAL, a Division of CITIZENS ASSET FINANCE. INC., a wholly owned Subsidiary of CITIZENS BANKS, N.A., a National Banking Association, fka RBS CITIZENS. NATIONAL ASSOCIATION, successor by merger to CHARTER ONE BANK, NA

/s/ James G. Zamborsky
Name: James G. Zamborsky
Title: Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement